SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) November 1, 1999


                First Union Commercial Mortgage Securities, Inc.
             (Exact Name of Registrant as Specified in its Charter)



                                 North Carolina
                 (State or Other Jurisdiction of Incorporation)


                                    333-62671
                            (Commission File Number)
                                   56-1643598
                      (I.R.S. Employer Identification No.)


            One First Union Center, Charlotte, North Carolina        28228-0600
                    (Address of Principal Executive Offices)         (Zip Code)


                                 (704) 374-6161
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     In  December  1999,  the  Registrant  will cause the  issuance  and sale of various classes of Mortgage Pass-Through Certificates, Series 1999-C4 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 1999, among the Registrant, First Union National Bank, as master servicer, a special servicer (particular entity still to be determined), and a trustee (particular entity still to be determined). In connection with the sale of certain classes of the Certificates to the public (the "Publicly Offered Certificates"), the Registrant has been advised by First Union Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain descriptive information regarding the mortgage loans (the "Mortgage Loans") underlying the Certificates that set forth the number of Mortgage Loans, the principal balance of the Mortgage Loans, information regarding the mortgage rates thereon and miscellaneous similar items (the "Collateral Term Sheets") following the effective date of Registration Statement No. 333-62671 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The Collateral Term Sheets are being filed as an exhibit to this report.

     The Collateral Term Sheets attached hereto have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (a)  Financial Statements of Business Acquired

          Not applicable

     (b)  Pro Forma Financial Information

          Not applicable

     (c)  Exhibits.

          99.1 Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)




Dated:   November 2, 1999           By: /s/ Craig M. Lieberman
                                        -------------------------
                                    Name:  Craig M. Lieberman
                                    Title: Vice President

                                INDEX TO EXHIBITS


Exhibit
  No.                          Document Description
--------                       --------------------

99.1 Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.